UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21730

Salient Private Access TEI Fund, L.P.

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient Private Access TEI Fund, L.P.	K & L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 800-725-9456

Date of fiscal year end: 12/31/17

Date of reporting period: 12/31/17

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Salient Private Access TEI Fund, L.P.
Management Discussion of Fund Performance (Unaudited)	1
Report of Independent Registered Public Accounting Firm	5
Statement of Assets, Liabilities and Partners’ Capital	6
Statement of Operations	7
Statements of Changes in Partners’ Capital	8
Statement of Cash Flows	9
Notes to Financial Statements	10
Supplemental Information (Unaudited)	16
Privacy Policy (Unaudited)	25

Salient Private Access Master Fund, L.P.
Report of Independent Registered Public Accounting Firm	27
Statement of Assets, Liabilities and Partners’ Capital	28
Schedule of Investments	29
Statement of Operations	36
Statements of Changes in Partners’ Capital	37
Statement of Cash Flows	38
Notes to Financial Statements	39
Supplemental Information (Unaudited)	56
Privacy Policy (Unaudited)	65

Salient Private Access TEI Fund, L.P.

Dear Access Fund Partners:

It has been a busy year for the Salient Private Access Fund (the “Fund”)1 and for the core alternative strategies it accesses on behalf of investors. Similar to past shareholder letters, we will provide an update on the performance of the Fund as well as give shareholders a sense of our views of the environment for the Fund and its strategies in 2017 and beyond.

The goal of the Salient Private Access Fund is to generate a high-quality return stream that targets approximately half the historical volatility of equities (8% target standard deviation) with very low correlation to traditional stocks and bonds.

	Q4 2017	YTD	TTM	3yr	5yr	Since Inception (04/2003)	Std Deviation†	Sharpe Ratio
Salient Private Access Registered Fund	1.49%	4.52%	4.52%	1.49%	2.61%	4.51%	6.42%	0.72
HFRI FOF Composite Index	0.93%	3.88%	3.88%	2.04%	3.37%	2.92%	3.83%	0.77
60/40 Portfolio	3.87%	13.59%	13.59%	7.60%	9.99%	7.81%	8.08%	0.97

†	Data is annualized.

Past performance does not guarantee future results. Please note that an investor cannot invest directly in the referenced indices.

Investment Performance in 2017

The Salient Private Access Registered Fund returned 4.52% in 2017, which beat the HFRI FOF Composite Index by 0.64%. The year’s performance can be summarized by an underperforming Global Macro and Trading asset class that was more than offset with the positive performance from the Relative Value and Private Equity asset classes. The Fund’s performance was supported by the positive performance in equity markets globally, particularly the performance of emerging markets. The rising markets created a supportive environment for taking companies public and the robust financing markets supported buyout transactions to both strategic buyers and financial sponsors.

The Global Macro and Trading asset class was the primary detractor for the year at -0.88%. We were greatly disappointed by the asset class’ performance during the year and have continued to shrink this part of the portfolio.

The Relative Value asset class performed well throughout the year as our themes of legacy mortgage bonds and structured credit contributed to returns.

The Energy asset class finished the year slightly down and had mixed performance with both notable winners and losers. Positive performers included investments in which we could invest capital into companies where there was a distressed capital structure around an otherwise good company, or something we refer to as a “good company, bad balance sheet” situation. One investment that drove returns in 2017 was acreage that we could buy at a discount to previous year prices and the acreage did not require any additional investment as it was mostly held by production. The investment thesis was that we were creating “cheap” options on future drilling, a recovery in oil prices and improvements in drilling techniques,

[1]	The Salient Private Access Fund (formerly The Endowment Fund) was formed on April 1, 2003. Returns for individual investors will vary depending on the date of initial subscription and the feeder fund through which an investor invests, as fee schedules and the timing and amount of expenses incurred vary by feeder. Performance here is additionally unaudited. This report is provided solely for informational purposes and is exclusively intended for use by existing Fund investors with whom the Fund or an authorized intermediary acting on behalf of the Fund has a pre-existing substantive relationship. No other distribution or use of this newsletter has been authorized. Neither this newsletter nor the information contained therein constitutes an offer to sell or a solicitation of any offer to buy any securities. Any offering or solicitation will be made only to eligible investors and pursuant to the current version of the applicable Private Placement Memorandum and other governing documents, all of which must be read in their entirety.

but we would still be able to make a good return if none of those possibilities came to fruition. On the less positive side, we had a write down in some of our legacy investments in Latin America. The investment is a fully integrated lithium mining operation, which is an attractive play on batteries for electric vehicles. Delays in development and production forced the company to raise additional capital, which has impacted the value of our equity.

The Private Equity asset class was a significant driver of performance throughout the entire year with exits across venture, growth equity and buyout strategies. As our quarterly letters have shown, this is one of the stronger performing asset classes within the portfolio and both older vintages and more recent vintages are contributing to performance.

The Real Estate asset class declined slightly during the year. Most of this asset class are legacy deals that are in the harvest stage of those funds. Recently, we have begun to allocate more in this asset class as we are beginning to find interesting themes across value-add real estate and loan originations, with the latter filling in a hole in the capital markets created by the tightening of lending standards amongst the banks. We expect that this portfolio will grow slightly over the next few years and look forward to reporting the results of these new investments.

Source: Endowment Advisers, L.P., February 2018.

Private Equity includes performance from prior periods received after the prior month end.

Past performance is not indicative of future results. Performance is based on total return.

Economic Overview

Our outlook for 2018 is based on three related observations. First, global growth is accelerating. No matter the data series, there is a noticeable increase in real economic activity all around the world. Second, inflation pressures are increasing. With accelerated and ubiquitous global growth, inflation almost always follows. Finally, interest rates are going up. With increased inflation pressures, central banks may continue to tighten, which we believe looks like interest rate hikes in the U.S. and less aggressive quantitative easing in Europe and Japan.

What’s the result of these observations? Ultimately, we believe that there is a transmission belt between the real world and the market world, where inflation + central bank tightening = a difficult market environment, despite the structural propping up that lots of money typically provides. We still have strong global growth, but we believe we are slowly entering a more difficult market environment as the pullback in central back support is a negative for markets and inflation may limit central banks’ flexibility in shifting away from this path. This dynamic could take months or years to play out, but it plays out and when it does, it will impact markets.

Hedge Funds

Stronger performance and fewer headlines proclaiming the death of hedge funds made for a better year for hedge funds, which generated high single-digit returns for the year. Robust global equity markets set the backdrop for double-digit returns in hedge funds with equity beta, while global macro funds struggled to produce low single-digit returns. 2 Although returns from hedge funds were higher in 2017, our return expectations for hedge funds in aggregate remain muted. Last year’s uptick was primarily attributed to the performance of beta within these portfolios, and unsurprisingly the highest returning strategies were hedge funds that historically exhibited the highest equity beta.

Our focus has always been to identify hedge funds that can deliver returns while also delivering those returns in an uncorrelated manner. We typically avoid hedge funds that move in sync with equity markets and are forced to look to away from equity-based strategies for interesting funds. One of the most interesting hedge fund strategies this year is reinsurance, which is essentially insurance for insurers. For example, regardless of an insurance company’s underwriting standards of individual policies, a firm writing home insurance on the Gulf Coast of Florida would find that it has significant risk from a hurricane hitting that part of the Gulf Coast. The insurance company can buy insurance for its business to protect it in such an event and the fund providing this insurance is a reinsurance provider that earns a premium for providing that protection.

While an individual reinsurance contract has risk associated with it and a certain unpredictability with its outcome, we believe a portfolio of reinsurance contracts is attractive because portfolio risk may improve as more transactions are added. There is breadth within portfolios from multiple contracts spanning different geographies and types of catastrophes, driven by independent and uncorrelated event risks. Reinsurance is not a liquid market for sourcing and trading risk, but a seasoned manager can take advantage of market inefficiencies. Moreover, reinsurance returns are uncorrelated with returns from traditional asset classes, making them an attractive strategy for an alternatives portfolio. Last year gave us plenty of activity for reinsurance events—from Hurricane Harvey to the fires in California—so we are excited to see if substantially improved pricing indeed implies a higher level of potential return this year.

Private Equity

While negative news about sluggish returns has left hedge funds feeling beat up, private equity continues to receive praise from the press and many investors. Headlines frequently tout the generalization that institutions continue to increase their allocation to alternatives, but the majority of the inflows are going to private equity as few are investing more money in hedge funds.

Digging a level deeper into the allocations to private equity reveal increasingly expensive valuations. Deal multiples 3 across mergers and acquisitions (M&A) remained unchanged and elevated in 2017, and the average purchase multiple hovered around 10.5x earnings before interest, taxes, depreciation and amortization (EBITDA). These purchase multiples are at 10-year highs and have debt/EBITDA multiples that are approaching 6x, a half-turn higher than what we saw a year earlier. With such high valuations, private equity activity dropped last year for the first time since 2013. According to PitchBook Data, the amount of dry powder (the cash that private equity firms are sitting on) now amounts to nearly $556 billion. 4 Not surprisingly, we believe both steep valuations and idle capital could create headwinds to future private equity returns as capital may be deployed at a slower velocity and into deals at marginally attractive valuations.

[2]	Hedge Fund Research, Strategic Financial Solutions, PerTrac, as of 12/31/17
[3]	Multiple of Invested Capital (“MOIC” or “multiple”) is calculated for each investment by adding the distributions plus the current Net Asset Value (“NAV”) divided by the invested capital. This multiple reflects the value created relative to capital invested. It is useful to explain the wealth created or destroyed by the investment. A multiple that is greater than 1.0x implies that value has been created. Wealth in this calculation includes realized and unrealized gains or losses on the investment but does not take into account the time it took to generate that value.
[4]	As of 12/31/17

So, how does one navigate this environment? We find smaller deals and smaller funds across growth equity and buyout funds as one attractive solution. Throughout last year and into 2018, we favored funds in the lower middle market as the deal multiples remain at a discount to multiples typical for larger companies. We regularly see larger private equity funds growing in asset size from fund to fund and companies from smaller funds provide a steady stream of deal flow to larger players. With fewer recent exits coming from companies going public, we think investing in smaller and lower middle market funds is one way to participate in this trend. We believe that sacrificing some return by selling to a sophisticated buyer outweighs the ability to sell to both strategic and financial buyers. Also, with ample dry powder on the sidelines, we think that a smaller pool of capital can be advantageous when it comes to looking at deals that larger players are forced to ignore.

Venture Capital

Venture capital woes dominated headlines throughout 2017 and we think this will continue. Buying into privately-held companies through discounted secondary shares—like what SoftBank is doing with Uber—is symptomatic of investor suspicion that companies with sky-high valuations will keep growing and stop hemorrhaging cash. We search for venture capitalists with a commitment to identifying more reasonable valuations and building companies with a clear exit path in a reasonable time frame.

Private Credit

Strategies in private credit remain attractive, as low double-digit yields with limited downside are still achievable and the risk-adjusted returns remain some of the most compelling across private markets. The secured feature of these instruments, combined with their typical senior status in the capital structure, offer resiliency in a downside scenario. While more money is pumped into private credit strategies, this has compressed yields and in some cases increased risk. We are wary that some strategies, such as mezzanine investing, would perform poorly in a recession. With high valuations and an extensive use of debt, we think mezzanine investments resemble equity risk with capped upside: the value of the debt could be dramatically eroded in a restructuring and the returns are driven by the yield on the debt. Contrasting mezzanine investments with opportunities in structured credit and real estate-backed lending, the returns are comparable with less risk in a downside scenario in the latter two categories. One attractive example is the K Certificates program, which creates a structured piece of paper with double-digit yields backed by multifamily real estate loans. Multifamily K Certificates are regularly issued, structured pass-through securities backed by recently originated multifamily mortgage loans created by Freddie Mac. The loans go through a strict underwriting process, with equity capital subordinated to the loans, meaning that our paper is designed to be resilient across most economic scenarios.

Conclusion

We are pleased with the improved performance in the Fund and will strive to continue to improve performance across all the asset classes in the Fund. We are excited about the early performance we are seeing from recent vintages and look forward to reporting on this progress as it unfolds.

We thank you for your continued support. If you have any questions, please do not hesitate to call our service desk at 1-800-725-9456.

Kindest Regards,
Endowment Advisers, L.P.5

[5]	This letter is provided solely for informational purposes and is exclusively intended for use by existing Fund investors and/or pre-qualified prospective Fund investors with whom the Fund or an authorized intermediary acting on behalf of the Fund has a pre-existing substantive relationship. No other distribution or use of this newsletter has been authorized. Neither this letter nor the information contained therein constitutes an offer to sell or a solicitation of any offer to buy any securities. Any offering or solicitation will be made only to eligible investors and pursuant to the current version of the applicable Private Placement Memorandum and other governing documents, all of which must be read in their entirety.

Report of Independent Registered Public Accounting Firm

To the Partners and Board of Directors
Salient Private Access TEI Fund, L.P.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and partners’ capital of Salient Private Access TEI Fund, L.P. (the “TEI Fund”), as of December 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the TEI Fund as of December 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TEI Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the TEI Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Salient investment companies since 2003.

Columbus, Ohio
March 1, 2018

SALIENT PRIVATE ACCESS TEI FUND, L.P.
(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital
December 31, 2017

Assets
Investment in the Offshore TEI Fund, at fair value	$105,148,568
Receivable from the Offshore TEI Fund	2,677,000
Total assets	107,825,568
Liabilities and Partners’ Capital
Withdrawals payable	2,677,000
Servicing Fees payable	267,138
Accounts payable and accrued expenses	306,792
Total liabilities	3,250,930
Partners’ capital	104,574,638
Total liabilities and partners’ capital	$107,825,568

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS TEI FUND, L.P.

(A Limited Partnership)

Statement of Operations

Year Ended December 31, 2017

Net investment loss allocated from the Offshore TEI Fund:
Dividend income (net of foreign tax withholding of $12,819)	$830,444
Interest income	125,405
Expenses	(3,150,085)
Net investment loss allocated from the Offshore TEI Fund	(2,194,236)
Expenses of the TEI Fund:
Servicing Fees	1,093,275
Professional fees	136,411
Other expenses	81,303
Total expenses of the TEI Fund	1,310,989
Net investment loss of the TEI Fund	(3,505,225)
Net realized and unrealized gain (loss) from investments allocated from the Offshore TEI Fund:
Net realized gain (loss) from investments	3,820,531
Change in unrealized appreciation/(depreciation) from investments	3,876,641
Net realized and unrealized gain (loss) from investments allocated from the Offshore TEI Fund	7,697,172
Net increase in partners’ capital resulting from operations	$4,191,947

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS TEI FUND, L.P.

(A Limited Partnership)

Statements of Changes in Partners’ Capital

Years Ended December 31, 2016 and 2017

Partners’ capital at December 31, 2015	$119,187,103
Contributions	3,665,223
Withdrawals	(9,348,219)
Net decrease in partners’ capital resulting from operations:
Net investment loss	(1,914,063)
Net realized gain from investments	7,957,486
Change in unrealized appreciation/(depreciation) from investments	(8,272,133)
Net decrease in partners’ capital resulting from operations	(2,228,710)
Partners’ capital at December 31, 2016	$111,275,397
Withdrawals	(10,892,706)
Net increase in partners’ capital resulting from operations:
Net investment loss	(3,505,225)
Net realized gain from investments	3,820,531
Change in unrealized appreciation/(depreciation) from investments	3,876,641
Net increase in partners’ capital resulting from operations	4,191,947
Partners’ capital at December 31, 2017	$104,574,638

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS TEI FUND, L.P.

(A Limited Partnership)

Statement of Cash Flows

Year Ended December 31, 2017

Cash flows from operating activities:
Net increase in partners’ capital resulting from operations	$4,191,947
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities:
Net realized and unrealized gain from investments allocated from the Offshore TEI Fund	(7,697,172)
Net investment loss allocated from the Offshore TEI Fund	2,194,236
Withdrawals from the Offshore TEI Fund	12,254,087
Change in operating assets and liabilities:
Receivable from the Offshore TEI Fund	(427,000)
Servicing Fees payable	(14,746)
Accounts payable and accrued expenses	(35,646)
Net cash provided by operating activities	10,465,706
Cash flows from financing activities:
Withdrawals	(10,465,706)
Net cash used in financing activities	(10,465,706)
Net change in cash and cash equivalents	—
Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	$—

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS TEI FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements
December 31, 2017

(1)	ORGANIZATION

The Salient Private Access TEI Fund, L.P. (formerly known as The Endowment TEI Fund, L.P., the “TEI Fund”), a Delaware limited partnership registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on March 17, 2005, as a non-diversified, closed-end management investment company. The TEI Fund was created to serve as a feeder fund for the Salient Private Access (Offshore TEI) Fund, Ltd. (formerly known as The Endowment (Offshore TEI) Fund, Ltd., the “Offshore TEI Fund”), which in turn is a feeder fund for the Salient Private Access Master Fund, L.P. (formerly known as The Endowment Master Fund, L.P., the “Master Fund”). For convenience, reference to the TEI Fund may include the Offshore TEI Fund and Master Fund, as the context requires.

The TEI Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The TEI Fund pursues its investment objective by investing substantially all of its assets in the Offshore TEI Fund, which in turn invests substantially all of its assets in the Master Fund, which has the same investment objectives as the Offshore TEI Fund and the TEI Fund. The Master Fund invests its assets in investment vehicles including, but not limited to, limited partnerships, limited liability companies, hedge funds, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange-traded funds) and direct investments in marketable securities and derivative instruments. The Master Fund’s financial statements, Schedule of Investments and notes to financial statements, included elsewhere in this report, should be read in conjunction with this report. The Offshore TEI Fund serves solely as an intermediary for the TEI Fund’s investment in the Master Fund. The percentage of the Master Fund’s partnership interests indirectly owned by the TEI Fund on December 31, 2017, was 39.16%.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the TEI Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the TEI Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the TEI Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the TEI Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser and it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the TEI Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee, which is responsible for developing, implementing, and supervising the TEI Fund’s investment program subject to the ultimate supervision of the Board. In addition to investment advisory services, the Adviser also functions as the servicing agent of the TEI Fund (the “Servicing Agent”) and as such provides or procures investor services and administrative assistance for the TEI Fund. The Adviser can delegate all or a portion of its duties as Servicing Agent to other parties, who would in turn act as sub-servicing agents.

Under the TEI Fund’s organizational documents, the TEI Fund’s officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the TEI Fund. In the normal course of business, the TEI Fund enters into contracts with service providers, which also provide for indemnifications by the TEI Fund. The TEI Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the TEI Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

SALIENT PRIVATE ACCESS TEI FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a)	BASIS OF ACCOUNTING

The accounting and reporting policies of the TEI Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial position of the TEI Fund and the results of its operations. The TEI Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b)	CASH EQUIVALENTS

The TEI Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c)	INVESTMENT SECURITIES TRANSACTIONS

The TEI Fund records monthly, its pro-rata share of income, expenses, changes in unrealized appreciation and depreciation, and realized gains and losses derived from the Offshore TEI Fund.

The TEI Fund records investment transactions on a trade-date basis.

Investments that are held by the TEI Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/(depreciation) is included in the Statement of Operations.

(d)	INVESTMENT VALUATION

The valuation of the TEI Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the TEI Fund’s investments is calculated by UMB Fund Services, Inc., the TEI Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the TEI Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The TEI Fund invests substantially all of its assets in the Offshore TEI Fund, which in turn invests substantially all of its assets in the Master Fund. Investments in the Master Fund are recorded at fair value based on the TEI Fund’s proportional share of the Master Fund’s partners’ capital, through the Offshore TEI Fund.

Valuation of the investments held by the Master Fund is discussed in the Master Fund’s notes to financial statements, included elsewhere in this report.

(e)	INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

SALIENT PRIVATE ACCESS TEI FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

(f)	FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the TEI Fund bears all expenses incurred in its business, directly or indirectly through its investment in the Master Fund (through the Offshore TEI Fund), including but not limited to, the following: all costs and expenses related to investment transactions and positions for the TEI Fund’s account; legal fees; compliance fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the TEI Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of the partners; directors fees; all costs with respect to communications to partners; offshore withholding taxes; and other types of expenses as may be approved from time to time by the Board.

(g)	INCOME TAXES

The TEI Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the TEI Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

For the current open tax years, and for all major jurisdictions, management of the TEI Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the TEI Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the TEI Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the TEI Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2017, the TEI Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes and four years for state income tax purposes) are subject to examination by federal and state tax jurisdictions.

(h)	USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(3)	FAIR VALUE MEASUREMENTS

The TEI Fund records its investment in the Offshore TEI Fund, which in turn invests substantially all of its assets in the Master Fund, at fair value. Investments of the Master Fund are recorded at fair value as more fully discussed in the Master Fund’s notes to financial statements, included elsewhere in this report.

SALIENT PRIVATE ACCESS TEI FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

(4)	PARTNERS’ CAPITAL ACCOUNTS

(a)	ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the TEI Fund will issue new Interests. The Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The TEI Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The TEI Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the TEI Fund’s limited partnership agreement. The TEI Fund reserves the right to reject any applications for subscription of Interests.

(b)	ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the TEI Fund, including allocations from the Master Fund (through the Offshore TEI Fund), are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the TEI Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

(c)	REPURCHASE OF INTERESTS

A partner will not be eligible to have the TEI Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. The Adviser, which also serves as the investment adviser of the Master Fund and Offshore TEI Fund, generally recommends to the Board that the TEI Fund offer to repurchase such Interests each calendar quarter, pursuant to written tenders by partners.

The Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. Since the TEI Fund’s assets are invested in the Master Fund (through the Offshore TEI Fund), the ability of the TEI Fund to have its Interests in the Master Fund be repurchased would be subject to the Master Fund’s and Offshore TEI Fund’s repurchase policies. The Master Fund’s and Offshore TEI Fund’s repurchase policies are substantially similar to the TEI Fund’s repurchase policy as any tender offer by the Master Fund (through the Offshore TEI Fund) is subject to the sole discretion of the Board. In addition, the TEI Fund may determine not to conduct a repurchase offer each time the Master Fund and Offshore TEI Fund conduct a repurchase offer. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must tender their Interests for repurchase and the date they can expect to receive payment for their Interests from the TEI Fund.

(5)	INVESTMENTS IN PORTFOLIO SECURITIES

As of December 31, 2017, all of the investments made by the TEI Fund were in the Master Fund (through the Offshore TEI Fund).

SALIENT PRIVATE ACCESS TEI FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

(6)	FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the TEI Fund may invest either directly or through the Offshore TEI Fund and Master Fund may trade various derivative securities and other financial instruments, and enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The TEI Fund’s risk of loss in these Investment Funds is limited to the TEI Fund’s pro rata share of the value of its investment in or commitment to such Investment Funds as held directly or through the Offshore TEI Fund and Master Fund. In addition, the Master Fund may invest directly in derivative securities or other financial instruments to gain greater or lesser exposure to a particular asset class.

(7)	ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Administrator a monthly administration fee based on the month-end partners’ capital of the Master Fund. The Administrator also provides the TEI Fund, the Offshore TEI Fund and the Master Fund with compliance, transfer agency, and other investor related services at an additional cost.

The fees for TEI Fund administration are paid out of the Master Fund’s assets, which decreases the net profits or increases the net losses of the partners in the TEI Fund.

(8)	RELATED PARTY TRANSACTIONS

(a)	INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund and the TEI Fund, the Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”) equal to 1.00% on an annualized basis of the Master Fund’s partners’ capital calculated based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears. So long as the TEI Fund invests all of its investable assets in the Offshore TEI Fund, which in turn invests all of its investable assets in the Master Fund, the TEI Fund will not pay the Adviser directly any Investment Management Fee; however, should the TEI Fund not have all of its investments in the Offshore TEI Fund, it may be charged the 1.00% Investment Management Fee directly. The TEI Fund’s partners bear an indirect portion of the Investment Management Fee paid by the Master Fund. The Investment Management Fee decreases the net profits or increases the net losses of the Master Fund and indirectly the TEI Fund as the fees reduce the capital accounts of the Master Fund’s partners.

(b)	SERVICING FEE

In consideration for providing or procuring investor services and administrative assistance to the TEI Fund, the Adviser receives a servicing fee (the “Servicing Fee”) equal to 1.00% (on an annualized basis) of each partner’s capital account balance, calculated at the end of each month, payable quarterly in arrears.

The Adviser may engage one or more sub-servicing agents to provide some or all of the services. Compensation to any sub-servicing agent is paid by the Adviser. The Adviser or its affiliates also may pay a fee out of their own resources to sub-servicing agents.

For the year ended December 31, 2017, $1,093,275 was incurred for Servicing Fees.

SALIENT PRIVATE ACCESS TEI FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

(c)	PLACEMENT AGENTS

The TEI Fund may engage one or more placement agents (each, a “Placement Agent”) to solicit investments in the TEI Fund. Salient Capital, L.P., an affiliate of the Adviser, is a broker-dealer who has been engaged by the TEI Fund to serve as a Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents.

(9)	FINANCIAL HIGHLIGHTS

	Year Ended December 31 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net investment loss to average partners’ capital(1)	(3.23)%	(1.66)%	(1.48)%	(3.55)%	(1.98)%
Expenses to average partners’ capital(1)	4.12%	2.81%	3.06%	4.41%	2.61%
Portfolio turnover(2)	11.07%	16.94%	12.52%	16.96%	16.95%
Total return(3)	3.95%	(1.76)%	1.76%	5.18%	3.45%
Partners’ capital, end of period (000s)	$104,575	$111,275	$119,187	$120,847	$918,585

An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

(1)	Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the period. Ratios include allocations of net investment loss and expenses from the Offshore TEI Fund and the Master Fund.
(2)	The TEI Fund is invested exclusively in the Offshore TEI Fund which in turn is invested solely in the Master Fund, therefore this ratio reflects the portfolio turnover of the Master Fund, which is for the period indicated.
(3)	Calculated as geometrically linked monthly returns for each month in the period.

(10)	SUBSEQUENT EVENTS

Based on the partners’ capital of the TEI Fund, the Adviser recommended to the Board that a tender offer to repurchase interests in an amount of up to $2,607,000 be made for the quarter ending March 31, 2018 to those partners who elect to tender their Interests prior to the expiration of the tender offer period. The Board approved such recommendation and partners in the TEI Fund were notified of a tender offer with an February 28, 2018 expiration date (“Expiration Date”). In response to the number of partners electing to tender their Interests as of the Expiration Date, which amounted to approximately $31,830,885 million in gross redemptions, the Adviser, in its discretion, will pro-rate the amount elected to be tendered in accordance with the TEI Fund’s repurchase procedures. The final amount that is accepted by the Master Fund, and subsequently the TEI Fund, will appear in the next report to partners.

Management of the TEI Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2017.

SALIENT PRIVATE ACCESS TEI FUND, L.P.
(A Limited Partnership)

Supplemental Information
December 31, 2017
(Unaudited)

Directors and Officers

The TEI Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the TEI Fund who are responsible for the TEI Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Directors

The Salient Private Access Master Fund, L.P., the Salient Private Access Registered Fund, L.P., the Salient Private Access Institutional Fund, L.P, and the Salient Private Access TEI Fund, L.P., together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $10,000 paid quarterly, an annual Board meeting fee of $3,000, a fee of $1,000 per informal Board meeting, a fee of $500 per telephonic Board meeting, annual fees of $625, $833 and $625 for membership on the Audit, Compliance and Valuation Committees, respectively paid quarterly, annual fees of $3,000, $3,000 and $5,000 for the Audit, Compliance and Valuation Committee chair positions, respectively paid quarterly, and an annual fee of $5,000 to the lead Independent Director, paid quarterly. There are currently six Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Interested Directors

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John A. Blaisdell[1] Year of birth: 1960	Director, Principal Executive Officer (Since 2004)	Managing Director of Salient (since 2002).	Salient Private Access Funds (four funds); The Endowment PMF Funds (three funds)	Salient Alternative Strategies Funds (investment companies) (two funds) (2010 to 2016); Salient MF Trust (investment company) (four funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2012).

SALIENT PRIVATE ACCESS TEI FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2017
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Andrew Linbeck[1] Year of birth: 1964	Director (Since 2004)	Managing Director of Salient (since 2002).	Salient Private Access Funds (four funds); The Endowment PMF Funds (three funds)	Salient Alternative Strategies Funds (investment companies) (two funds) (2010 to 2012); Salient Midstream & MLP Fund (investment company) (since 2012).

1	This person’s status as an “interested” director arises from his affiliation with Salient Partners, L.P., which itself is an affiliate of the Salient Private Access Master Fund, L.P., Salient Private Access Registered Fund, L.P., Salient Private Access Institutional Fund, L.P., Salient Private Access TEI Fund, L.P., and the Adviser.

Independent Directors

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Karin B. Bonding, CFA Year of birth: 1939	Director (Since 2010)	Lecturer, University of Virginia (1996 to 2015); President of Capital Markets Institute, Inc. (retired) (fee-only financial planner and investment advisor) (1996 to 2016).	Salient Private Access Funds (four funds)	Salient Alternative Strategies Funds (investment companies) (two funds) (2010 to 2016); Salient MF Trust (investment company) (four funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2012); Brandes Investment Trust (investment companies) (four funds) (2006 to 2012); Credit Suisse Alternative Capital Funds (investment companies) (six funds) (2005 to 2010).

SALIENT PRIVATE ACCESS TEI FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2017
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan P. Carroll Year of birth: 1961	Director (Since 2004)	President, Lazarus Financial LLC (investment company) (since 2006); President and CEO of Blue Dolphin Energy Company (since 2012); private investor (since 1988).	Salient Private Access Funds (four funds); The Endowment PMF Funds (three funds)	Salient Alternative Strategies Funds (investment companies) (two funds) (2010 to 2016); Salient MF Trust (investment company) (four funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2012); LRR Energy, L.P. (energy company) (since 2014). Blue Dolphin Energy Company (BDCO) (energy company), (since 2014).

SALIENT PRIVATE ACCESS TEI FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2017
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Dr. Bernard A. Harris, Jr. Year of birth: 1956	Director (Since 2009)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing) (since 2002); President of The Space Agency (marketing) (since 1999); President of The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA, (1986 to 1996).	Salient Private Access Funds (four funds)	Salient Alternative Strategies Funds (investment companies) (two funds) (2010 to 2016); Salient MF Trust (investment company) (four funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2012); Babson funds (three) (since 2011); Greater Houston Community Foundation (2004 to 2009); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative, and Space Agency (since 2008); Communities in Schools (since 2007); American Telemedicine Association (since 2007); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (since 2004); Houston Angel Network (since 2004); The Harris Foundation, Inc. (since 1998).
Richard C. Johnson Year of birth: 1937	Director (Since 2004)	Former Senior Partner (retired) Baker Botts LLP (law firm) ; Managing Partner, Baker Botts (1998 to 2002); practiced law at Baker Botts (1966 to 2002) (1972 to 2002 as a partner).	Salient Private Access Funds (four funds); The Endowment PMF Funds (three funds)	Salient Alternative Strategies Funds (investment companies) (two funds) (2010-2016); Salient MF Trust (investment company) (four funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2012).

SALIENT PRIVATE ACCESS TEI FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2017
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
G. Edward Powell Year of birth: 1936	Director (Since 2004)	Principal of Mills & Stowell (private equity) (2002 to 2010); Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994).	Salient Private Access Funds (four funds); The Endowment PMF Funds (three funds)	Salient Alternative Strategies Funds (investment companies) (two funds) (2010-2016); Salient MF Trust (investment company) (four funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2012); Energy Services International, Inc. (since 2004); Therapy Track, LLC (since 2009); Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc. (2004 to 2013).
Scott E. Schwinger Year of birth: 1965	Director (Since 2004)	President, The McNair Group (management) (since 2006); Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	Salient Private Access Funds (four funds); The Endowment PMF Funds (three funds)	Salient Alternative Strategies Funds (investment companies) (two funds) (2010-2016); Salient MF Trust (investment company) (four funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2012); The Make-A-Wish Foundation, (since 2008).

SALIENT PRIVATE ACCESS TEI FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2017
(Unaudited)

Officers of the Fund Who Are Not Directors

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Barbara H. Tolle Year of birth: 1949	Treasurer (Since 2017)	Treasurer and Principal Financial Officer, Salient MF Trust (since 2017); Treasurer and Principal Financial Officer, Salient Midstream and MLP Fund (since 2017); Treasurer and Principal Financial Officer, Forward Funds (since 2006); Treasurer, The Endowment PMF Funds (three funds) (since 2017); Vice President, Director of Fund Accounting and Operations, Forward Management, LLC (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).
Jeremy Radcliffe Year of birth: 1974	Secretary (Since 2013)	Managing Director of Salient (since 2002).
John E. Price Year of birth: 1967	Interim Principal Financial Officer (Since 2017)	Managing Director, Chief Financial Officer and Treasurer, Salient Capital Advisors, LLC (since 2011); Partner, Salient Partners, L.P. (since 2003); Chief Financial Officer and Treasurer, Salient Partners, L.P. (since 2005); Chief Financial Officer and Treasurer, Salient Trust Co., LTA (since 2005); Chief Financial Officer and Treasurer, Forward Management, LLC (since 2015); Chief Financial Officer and Treasurer, Salient Advisors, L.P. (since 2006); Chief Financial Officer and Treasurer, Endowment Advisers, L.P. (since 2004); Interim Principal Financial Officer, The Endowment PMF Funds (three funds) (since 2017).
Kristen Bayazitoglu Year of birth: 1981	Vice President (Since 2017)	Chief Operating Officer of Asset Management, Salient Partners, L.P. (since 2017); Vice President, The Endowment PMF Funds (three funds) (since 2017); Vice President of Operations, Salient Partners, L.P. (March 2012 to June 2017).

SALIENT PRIVATE ACCESS TEI FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2017
(Unaudited)

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Year of birth: 1973	Chief Compliance Officer (“CCO”) (Since 2010)	Chief Compliance Officer and Secretary, Forward Securities (since 2016); Chief Compliance Officer, Forward Management (since 2015); CCO, Salient (since 2010).
Stephen Leonhardt Year of birth: 1959	Vice President (Since 2017)	Vice President of Salient (since 2017); Vice President, The Endowment PMF Funds (three funds) (since 2017); Controller of Stifel Financial Corp. (2015 to 2017), self-employed (2013 to 2015), Vice President of Charles Schwab Investment Management (2009 to 2013).

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2017.

Asset Class(1)	Fair Value	%
Energy	$34,087,851	12.42
Event-Driven	9,845,003	3.59
Financials	916,074	0.33
Food Technology	492,339	0.18
Global Macro and Trading	22,169,948	8.08
Private Equity	130,667,433	47.62
Professional Services	420,364	0.15
Real Estate	15,080,372	5.50
Relative Value	60,730,263	22.13
Total Investments	$274,409,647	100.00

1	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Fund.

Board Consideration of the Investment Management Agreement

At an in-person meeting of the Board held on October 18, 2017, the Board, including the Directors who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Directors”), considered and approved the continuation of the Investment Management Agreement between the Institutional Fund and the Adviser (the “Advisory Agreement”). In preparation for review of the Advisory Agreement, the Board requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. The Independent Directors also met in-person in executive session to review and discuss aspects of these materials. At the request of the Independent Directors, the Adviser made presentations regarding the materials and responded to questions from the Independent Directors relating to, among other things, portfolio management, the Institutional Fund’s investment programs, Institutional Fund’s and Adviser’s compliance programs,

SALIENT PRIVATE ACCESS TEI FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2017
(Unaudited)

Adviser staffing and management changes, Institutional Fund performance including benchmarks and comparisons to other funds, Institutional Fund fee levels, other portfolios (including fees) managed by the Adviser and its affiliates and the Adviser’s profitability (including revenue of the Adviser across all of its funds). The Board, including the Independent Directors, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Directors were assisted at all times by independent counsel.

Following the Board’s review, the Independent Directors met in executive session, and reported that they had had concluded that the Advisory Agreement enables the Fund’s partners to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted renewal of the advisory fees. It also was noted that the Board’s decision to renew the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services provided. With respect to the Advisory Agreement, the Board considered: Adviser management’s continuing focus to increase Fund performance within the scope of the Funds’ investment mandate, the background and experience of key investment personnel; the Adviser’s focus on analysis of complex asset categories and their investment relationships; the Adviser’s continued disciplined investment approach, including continued new private equity and similar private fund investments, and commitment to investment principles; the Adviser’s investment in and commitment to personnel; the Adviser’s significant compliance and tax reporting efforts, and oversight of operations; and, the Adviser’s oversight of and interaction with service providers.

The Board concluded that the nature, extent and quality of the management and advisory service provided were appropriate and thus supported a decision to renew the Advisory Agreement. The Board also concluded that the Adviser would be able to provide during the coming year quality investment management and related services, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape and investor needs.

The investment performance of the Funds. The Board evaluated the comparative information provided by the Adviser regarding the Fund’s investment performance, and information on the performance of other registered investment funds and various indices, including the relevance of various indices, and also the Adviser’s private feeder funds. The Board also considered the various performance reports received throughout the year. The Board concluded that the Adviser was able to implement its strategies in the context of variable conditions in numerous markets, a strong directional market to which the Fund does not seek broad exposure, and low volatility for the Funds. On the basis of the Directors’ assessment, the Directors concluded that the Adviser was capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies.

The cost of advisory service provided and the level of profitability. In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues earned and expenses incurred by the Adviser. The Board took into account the continued investment by and cost to the Adviser in personnel and service infrastructure to support the Fund and its investors. On the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory and related services, the unique nature of the Fund’s investment program, the Adviser’s financial information, and the costs associated with managing the Fund, the Board concluded that the level of investment management fees and the profitability of the Adviser is appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the profitability of the relationship between the Fund and the Adviser.

SALIENT PRIVATE ACCESS TEI FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2017
(Unaudited)

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. While noting that the management fees will not decrease as the level of Fund assets increase, the Board concluded that the management fees reflect the Fund’s complex operations, the current economic environment for the Adviser, including its continued support and monitoring of the Fund, changes in investment decision-making that were implemented, the competitive nature of the investment company market as relevant to the Fund, and the relatively unchanged size of the Fund following the implementation of the 2014 investor choice plan that resulted in dividing of the Fund’s portfolio. The Board noted that it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser, in the future.

Benefits (such as soft dollars) to the Adviser from its relationship with the Fund. The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its partners. In this regard, the Board noted that the Adviser does not realize “soft dollar” benefits from its relationship with the Fund.

Other considerations. The Board determined that the Adviser has made a continuing and substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of investor service, and maintained the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its partners. The Directors also concluded that the Adviser continues to make a significant entrepreneurial commitment to the management and success of the Fund.

Form N-Q Filings

The TEI Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The TEI Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The TEI Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the TEI Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the TEI Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The TEI Fund’s private placement memorandum (the “PPM”) includes additional information about Directors of the TEI Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

SALIENT PRIVATE ACCESS TEI FUND, L.P.
(A Limited Partnership)

Privacy Policy (Unaudited)

The TEI Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the TEI Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the TEI Fund’s service providers, including the TEI Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the TEI Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Salient

Private Access Fund

Salient Private Access Master Fund, L.P.

Annual Report

December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Partners and Board of Directors
Salient Private Access Master Fund, L.P.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and partners’ capital of Salient Private Access Master Fund, L.P. (the “Master Fund”), including the schedule of investments, as of December 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Master Fund as of December 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with custodians, brokers and investees. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Salient investment companies since 2003.

Columbus, Ohio
March 1, 2018

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital
December 31, 2017

Assets
Investments in Investment Funds, at fair value (cost $233,746,740)	$246,110,627
Investments in affiliated Investment Funds, at fair value (cost $28,652,354)	26,470,243
Investments in securities, at fair value (cost $1,873,867)	1,828,777
Total investments	274,409,647
Cash and cash equivalents	17,776,766
Deposits at brokers for swaps	5,062,204
Interest and dividends receivable	6,696
Receivable from investments sold	23,053,999
Receivable from broker for swaps sold	313,089
Prepaids and other assets	6,779
Total assets	320,629,180
Liabilities and Partners’ Capital
Withdrawals payable	6,826,500
Credit facility	42,000,000
Investment Management Fees payable	685,552
Payable to affiliate	134,169
Offshore withholding tax payable	237,069
Unrealized loss on swap agreements	1,703,353
Administration fees payable	77,311
Payable to Adviser	100,000
Payable to Directors	21,137
Accounts payable and accrued expenses	236,196
Total liabilities	52,021,287
Partners’ capital	268,607,893
Total liabilities and partners’ capital	$320,629,180

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments
December 31, 2017

	Shares	Fair Value	% of Partners’ Capital
Investments in Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Cayman Islands
Energy (1.30% of Partners’ Capital)
Sentient Global Resources Fund III, L.P.		$1,969,563
Sentient Global Resources Fund IV, L.P.		1,537,654
Global Macro and Trading (4.31% of Partners’ Capital)
CCP Core Macro Fund LP- Class Newton USD		11,582,298
Private Equity (15.81% of Partners’ Capital)
ABRY Advanced Securities Fund, L.P.		56,608
CX Partners Fund Ltd. (1)		4,320,000
Gavea Investment Fund II A, L.P.		7,966
Gavea Investment Fund III A, L.P.		283,387
Hillcrest Fund, L.P.		349,915
India Asset Recovery Fund L.P.		16,533
J.C. Flowers III L.P. (1)		2,234,400
LC Fund IV, L.P. (1)		3,334,126
New Horizon Capital III, L.P. (1)		2,079,334
Northstar Equity Partners III (1)		1,401,098
Orchid Asia IV, L.P. (1)		682,459
Reservoir Capital Partners (Cayman), L.P.		1,016,000
Tiger Global Private Investment Partners IV, L.P. (1)		1,154,713
Tiger Global Private Investment Partners V, L.P. (1)		2,145,705
Tiger Global Private Investment Partners VI, L.P. (1)		1,397,187
Trustbridge Partners II, L.P. (1)		2,417,714
Trustbridge Partners III, L.P. (1)		6,816,456
Trustbridge Partners IV, L.P.		4,765,256
Trustbridge Partners V, L.P.		7,984,940
Real Estate (0.55% of Partners’ Capital)
Forum European Realty Income III, L.P. (1)		621,592
Phoenix Asia Real Estate Investments II, L.P.		868,022
Total Cayman Islands		59,042,926
Guernsey
Private Equity (0.19% of Partners’ Capital)
Mid Europa Fund III LP		516,068
Total Guernsey		516,068

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2017

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
Republic of Mauritius
Real Estate (0.72% of Partners’ Capital)
ORBIS Real Estate Fund I (2)		$1,929,649
Total Republic of Mauritius		1,929,649
United Kingdom
Private Equity (1.41% of Partners’ Capital)
Darwin Private Equity I L.P. (1)		377,900
Sovereign Capital Limited Partnership III		3,396,475
Real Estate (0.15% of Partners’ Capital)
Benson Elliot Real Estate Partners II, L.P.		102,611
Patron Capital, L.P. II		36,969
Patron Capital, L.P. III		254,732
Total United Kingdom		4,168,687
United States
Energy (11.38% of Partners’ Capital)
ArcLight Energy Partners Fund IV, L.P. (1)		187,983
ArcLight Energy Partners Fund V, L.P. (1)		1,017,338
CamCap Resources, L.P.		2,402
EIV Capital Fund II, LP (1)		1,115,973
EMG AE Permian Co-Investment, LP		609,559
EnCap Energy Capital Fund VII-B LP (1)		233,924
EnCap Energy Infrastructure TE Feeder, L.P.		445,836
Energy & Minerals Group Fund II, L.P. (1)		2,668,268
Haddington Energy Partners III, L.P.		855,000
Intervale Capital Fund, L.P.		940,112
Merit Energy Partners G, L.P.		2,350,628
Midstream & Resources Follow-On Fund, L.P. (1)		1,125,681
NGP Energy Technology Partners II, L.P.		533,475
NGP IX Offshore Fund, L.P. (1)		318,126
NGP Midstream & Resources, L.P. (1)		1,449,517
Quantum Parallel Partners V, LP		9,331,568
Tenaska Power Fund II-A, L.P. (1)		141,482
Triangle Peak Partners II Annex Fund, LP (1)		3,126,310
Vortus Investments, LP		3,285,258
Vortus Investments II, LP		139,846
Vortus NPR Co-investment		702,348

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2017

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Event-Driven (3.67% of Partners’ Capital)
BDCM Partners I, L.P.		$2,747,312
Credit Distressed Blue Line Fund, L.P.		1,519,350
Fortelus Special Situations Fund LP		980,490
Harbinger Capital Partners Fund I, L.P. (2)		3,405,758
Harbinger Capital Partners Fund II, L.P.		266,616
Harbinger Capital Partners Special Situations Fund, L.P.		323,226
Harbinger Class L Holdings (U.S.), LLC		35,681
Harbinger Class LS Holdings I (U.S.) Trust	592	145,141
Harbinger Class PE Holdings (U.S.) Trust	1	398,929
Prospect Harbor Credit Partners LP		22,500
Global Macro and Trading (3.94% of Partners’ Capital)
GAM Systematic Discovery Fund LP		5,144,032
Kepos Alpha Fund LP		5,443,618
Private Equity (31.21% of Partners’ Capital)
Accel-KKR Capital Partners III, LP (1)		1,795,441
Advent Latin American Private Equity Fund IV-F L.P.		370,609
Advent Latin American Private Equity Fund V-F L.P.		2,192,555
Armadillo Litigation Finance II (1)		2,103,370
Artis Bracket Computing SPV, L.P.		144,245
Artis Juicy SPV, L.P.		75,153
Artis Ventures II, L.P.		2,865,920
Audax Mezzanine Fund II, L.P.		83,061
Aviator Capital Mid-Life Us Feeder Fund, LP (1)		2,866,350
BDCM Opportunity Fund II, L.P. (1)		1,244,220
BLC Secured Credit Partners II LP		580,266
BLC Secured Credit Partners LLC - Series 14-3C		1,240,943
Catterton Growth Partners, L.P.		1,614,955
Chrysalis Ventures III, L.P.		280,196
Colbeck Strategic Lending Onshore Feeder, LP (1)		716,661
Column Group II, LP		7,314,191
Column Group III, LP		839,000
Crestline Opportunities Fund III, LLC (1)		1,434,650
Crosslink Crossover Fund IV, L.P.		32,889
Crosslink Crossover Fund V, L.P.		311,013
Crosslink Crossover Fund VI, L.P.		3,777,952
Dace Ventures I, LP		159,048
Fairhaven Capital Partners, L.P.		2,046,749

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2017

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Private Equity (31.21% of Partners’ Capital) (continued)
Founders Fund III, LP		$4,032,587
Founders Fund IV, LP		4,585,987
Freedom Participation Partners I, LLC		2,324,374
Garrison Opportunity Fund LLC (1)		236,486
Garrison Opportunity Fund II A LLC (1)		770,246
HealthCor Partners Fund, L.P.		1,336,193
Highland Credit Strategies Liquidation Vehicle Onshore (2)		4,727
ILS Property & Casualty Master Fund Ltd. (1)		3,147,832
Ithan Creek Partners, L.P.		218,067
Kayne Anderson Real Estate Debt, L.P. (1)		2,611,287
Kayne Anderson Real Estate Debt II, L.P. (1)		710,149
L-R Global Partners, L.P.		62,759
MatlinPatterson Global Opportunities Partners III, L.P. (1)		1,521,783
Middle East North Africa Opportunities Fund, L.P. (2)	728	51,770
Monomoy Capital Partners, L.P.		179,284
Monomoy Capital Partners II, L.P.		1,564,617
Monomoy Capital Partners III, L.P.		643,033
Parabellum Partners I, LP		1,086,890
Pine Brook Capital Partners, L.P. (1)		1,243,408
Pinto America Growth Fund, L.P.		255,559
Private Equity Investment Fund V, L.P.		3,051,638
Saints Capital VI, L.P. (1)		912,906
Sanderling Venture Partners VI Co-Investment Fund, L.P.		136,281
Sanderling Venture Partners VI, L.P.		130,801
Sterling Capital Partners II, L.P.		56,764
Sterling Group Partners II, L.P.		521
Sterling Group Partners III, L.P.		2,153,799
Strategic Value Global Opportunities Fund I-A, L.P.		210,724
Strattam Capital Investment Fund, L.P.		5,201,004
TAEF Fund, LLC		575,669
Tenaya Capital V, LP		810,000
Tenaya Capital VI, LP		1,438,000
The Column Group, LP		2,206,000
The Raptor Private Holdings L.P.	204	80,533
Trivest Fund IV, L.P.		1,494,399
Tuckerbrook SB Global Distressed Fund I, L.P.		428,192
Valiant Capital Partners LP		744,470

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2017

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Private Equity (31.21% of Partners’ Capital) (continued)
VCFA Private Equity Partners IV, L.P. (1)		$58,421
VCFA Venture Partners V, L.P. (1)		528,662
Voyager Capital Fund III, L.P.		448,158
WestView Capital Partners II, L.P.		2,491,607
Real Estate (4.19% of Partners’ Capital)
Aslan Realty Partners III, L.L.C.		1,698
Cypress Realty VI Limited Partnership		642,338
Florida Real Estate Value Fund, L.P. (1)		336,812
GTIS Brazil Real Estate Fund (Brazilian Real) LP (1)		2,982,930
Lone Star Real Estate Fund II (U.S.), L.P.		148,551
Monsoon Infrastructure & Realty Co-Invest, L.P.		2,180,066
Northwood Real Estate Co-Investors LP (1)		628,768
Northwood Real Estate Partners LP (1)		1,804,464
Parmenter Realty Fund IV, L.P. (1)		498,234
Pearlmark Mezzanine Realty Partners III, L.L.C. (1)		367,000
Pennybacker II, LP		4,000
SBC Latin America Housing US Fund, LP		1,297,207
Square Mile Partners III LP		368,327
Relative Value (22.46% of Partners’ Capital)
CIFC SSC Loan Fund, L.P. (2)		11,471,980
Eton Park Fund, L.P.		92,517
King Street Capital, L.P. (1)		124,299
Magnetar Capital Fund LP		87,608
Magnetar SPV LLC		3,498
Millennium USA LP		29,141,894
Napier Park IG Muni First Loss Fund, LP (3)		3,245,935
OZ Asia Domestic Partners, LP		119,722
PIPE Equity Partners, LLC (2),(4)		0
PIPE Select Fund, LLC (2),(4)		0
Prophet Opportunity Partners LP (2)		6,360,423
Stark Investments Ltd Partnership (1)		1,617
Stark Select Asset Fund, LLC		187,346
STS Partners Fund, LP		9,480,235
Total United States		206,425,780
Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies		272,083,110	101.29%

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2017

	Shares	Fair Value	% of Partners’ Capital
Passive Foreign Investment Companies
Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies
Private Equity (0.03% of Partners’ Capital)
Q China Holdings Ltd.	535	$64,483
Q India Holdings Ltd.	1,619	73
Quorum Fund Ltd.	1,608	13,613
Relative Value (0.15% of Partners’ Capital)
CRC Credit Fund Ltd.	8,462	413,189
Total Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies		491,358
Total Passive Foreign Investment Companies		491,358	0.18%
Private Corporations
United States
Real Estate (0.00% of Partners’ Capital)
Legacy Partners Realty Fund II, Inc.		6,402
Total Private Corporations		6,402	0.00%
Total Investments in Investment Funds (Cost $262,399,094)		272,580,870	101.47%
Investments in Securities
Common Stocks
United States
Financials (0.34% of Partners’ Capital)
Ellington Financial LLC (1)	63,134	916,074
Total Common Stocks		916,074	0.34%
Preferred Stocks
United States
Food Technology (0.15% of Partners’ Capital)
Credible Inc., Series A Preferred Stock (4)	19,842	392,339
Professional Services (0.16% of Partners’ Capital)
Hired, Inc., Series C Preferred Stock (4)	78,280	420,364
Total Preferred Stocks		812,703	0.31%
Total Investments in Securities (Cost $1,773,867)		1,728,777	0.65%

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2017

	Shares	Fair Value	% of Partners’ Capital
Purchase Agreements
Convertible Note Purchase Agreements
United States
Food Technology (0.04% of Partners’ Capital)
Credible, Inc. (4)		$100,000
Total Purchase Agreements (Cost $100,000)		100,000	0.04%
Total Investments (Cost $264,272,961)		$274,409,647	102.16%

The Master Fund’s total outstanding capital commitments to Investment Funds as of December 31, 2017 were $37,299,015. For certain Investment Funds for which the Master Fund has a capital commitment, the Master Fund may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses.

All Investment Funds and securities are non-income producing unless noted otherwise.

(1)	Income producing investment
(2)	Affiliated investments (See Note 5b)
(3)	Affiliated investments for which ownership exceeds 25% of the Investment Fund's Capital (See Note 5b)
(4)	Security was valued in good faith pursuant to procedures approved by the Board of Directors as of December 31, 2017. The total of all such securities represents 0.35% of partners' capital.

Total Return Swap Agreements:

Underlying Instrument	Counterparty	Pay / Receive Total Return	Financing Rate / Frequency	Maturity Date	Notional Amount at Value [1]	Premium (Paid) Received	Unrealized Gain (Loss)	Value
Lyxor Swap [2]	Societe Generale	Receive	3M LIBOR + 1.30% / Quarterly	3/1/2018	$10,717,803	$—	$(2,674)	$(2,674)

1	Reference amount pursuant to which the counterparties make payments and is not a measure of the maximum risk of loss.
2	The underlying basket consists of the Lyxor/Bridgewater Fund Limited - Class B.

Credit Default Swap Agreements:

Buy Protection

Underlying Instrument	Counterparty	Pay Rate / Frequency	Maturity Date	Notional Amount at Value [1]	Premium (Paid) Received	Unrealized Gain (Loss)	Value
iTraxx Swap [2]	Goldman Sachs	1.00% / Quarterly	12/20/2021	€50,000,000	$(67,455)	$(1,633,224)	$(1,700,679)

1	The maximum potential amount the Master Fund may receive should a credit event take place as defined under the terms of the agreement.
2	The underlying index is iTraxx Europe Senior Financials Series 26 Version 1 Index.

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Statement of Operations
Year Ended December 31, 2017

Investment income:
Dividend income (net of foreign tax withholding of $32,654)	$2,115,954
Interest income	309,868
Other Income	9,667
Total investment income	2,435,489
Expenses:
Investment Management Fees	2,802,364
Administration fees	217,492
Professional fees	758,645
Consulting fees	91,081
Custodian fees	76,435
Directors' fees	109,674
Interest expense	2,268,618
Other expenses	884,400
Total expenses	7,208,709
Net investment loss	(4,773,220)
Net realized and unrealized gain (loss):
Net realized gain (loss) from investments and foreign currency translations	9,539,517
Net realized gain (loss) from swap agreements	109,551
Net realized gain (loss) from affiliated Investment Funds	79,302
Net realized gain (loss)	9,728,370
Change in unrealized appreciation/(depreciation) from investments and foreign currency translations	11,512,296
Change in unrealized appreciation/(depreciation) from swap agreements	(1,624,003)
Change in unrealized appreciation/(depreciation)	9,888,293
Net realized and unrealized gain (loss):	19,616,663
Net increase in partners’ capital resulting from operations	$14,843,443

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Statements of Changes in Partners’ Capital
Years Ended December 31, 2016 and 2017

Partners’ capital at December 31, 2015	$315,002,632
Contributions	3,688,888
Withdrawals	(31,108,537)
Net decrease in partners’ capital resulting from operations:
Net investment loss	(1,744,051)
Net realized gain from investments and foreign currency translations	20,160,842
Net realized gain from swap agreements	223,621
Change in unrealized appreciation/(depreciation)	(21,214,326)
Net decrease in partners’ capital resulting from operations	(2,573,914)
Partners’ capital at December 31, 2016	$285,009,069
Contributions	87,795
Withdrawals	(31,332,414)
Net increase in partners’ capital resulting from operations:
Net investment loss	(4,773,220)
Net realized gain from investments and foreign currency translations	9,539,517
Net realized gain from swap agreements	109,551
Net realized gain from affiliated Investment Funds	79,302
Change in unrealized appreciation/(depreciation)	9,888,293
Net increase in partners’ capital resulting from operations	14,843,443
Partners’ capital at December 31, 2017	$268,607,893

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Statement of Cash Flows
Year Ended December 31, 2017

Cash flows from operating activities:
Net increase in partners’ capital resulting from operations	$14,843,443
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities:
Purchases of investments	(33,252,158)
Proceeds from disposition of investments	89,009,510
Net realized gain from investments and foreign currency translations	(9,539,517)
Net realized gain from swap agreements	(109,551)
Net realized gain from affiliated Investment Funds	(79,302)
Change in unrealized appreciation from investments and foreign currency translations	(11,512,296)
Change in unrealized depreciation from swap agreements	1,624,003
Change in operating assets and liabilities:
Deposits at brokers for swaps	(2,491,145)
Interest and dividends receivable	(4,000)
Foreign currency, at value	61,714
Receivable from investments sold	(13,373,479)
Receivable from broker for swaps sold	(313,089)
Offshore withholding tax receivable	255,535
Prepaids and other assets	1,297
Payable for investments purchased	(471,472)
Investment Management Fees payable	(39,707)
Payable to affiliate	636
Offshore withholding tax payable	54,230
Administration fees payable	48,346
Payable to Directors	(4,742)
Accounts payable and accrued expenses	4,138
Net cash provided by operating activities	34,712,394
Cash flows from financing activities:
Borrowings on credit facility	6,000,000
Contributions	87,795
Withdrawals	(30,270,914)
Net cash used in financing activities	(24,183,119)
Effect of exchange rate changes in cash	(56,270)
Net change in cash and cash equivalents	10,473,005
Cash and cash equivalents at beginning of period	7,303,761
Cash and Cash equivalents at end of period	$17,776,766
Supplemental schedule of cash activity:
Cash paid for interest	$2,268,618

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements
December 31, 2017

(1)	ORGANIZATION

The Salient Private Access Master Fund, L.P. (formerly known as The Endowment Master Fund, L.P., the “Master Fund”), a Delaware limited partnership, commenced operations on April 1, 2003. The Master Fund operated as an unregistered investment vehicle until March 10, 2004, at which time it registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund is the master fund in a master-feeder structure in which there are currently seven feeder funds.

The Master Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund is primarily a “fund of funds” which pursues its investment objective by investing its assets in a variety of investment vehicles including, but not limited to, limited partnerships, limited liability companies, hedge funds, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange-traded funds) and direct investments in marketable securities and derivative instruments. The Investment Funds are managed by a carefully selected group of investment managers, identified by the Adviser, as hereinafter defined. The various styles and strategies employed by the Investment Funds and supplemented by the Master Fund’s direct investments, serve to achieve a portfolio that is broadly allocated.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, the Adviser, as hereinafter defined, or any committee of the Board.

The Board is authorized to engage an investment adviser, and pursuant to an investment management agreement, (the “Investment Management Agreement”), it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations. The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

(2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a)	BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial position of the Master Fund and the results of its operations. The Master Fund is an investment company that follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b)	CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments of sufficient credit quality with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c)	INVESTMENT SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund, including those that have been sold short, are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/(depreciation) is included in the Statement of Operations.

Dividend income is recorded on the ex-dividend date. Other investment fund distributions are recorded based on the detail provided with the distribution notice, as applicable. Realized gains or losses on the disposition of investments are accounted for based on the first in first out method.

(d)	INVESTMENT VALUATION

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by UMB Fund Services, Inc., the Master Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the Investment Funds to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the Investment Funds exceeds 5% of partners’ capital of the Master Fund as of December 31, 2017.

Investments held by the Master Fund are valued as follows:

●

INVESTMENT FUNDS—Investments in Investment Funds that do not have a readily determinable fair value are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Administrator by the investment managers of such Investment Funds or the administrators of

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.

●

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Master Fund values these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Master Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing bid and ask prices on the valuation date. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded, and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s NAV that would materially affect the value of the security and the NAV of the Master Fund, the value of such security and the NAV of the Master Fund will be adjusted to reflect the change in the estimated value of the security.

●

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time.

Options that are listed on a securities exchange are generally valued on the valuation date at the closing mid of posted market on the exchange on which they are listed. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask price provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

Forward foreign currency exchange contracts are valued at prices supplied by an approved Pricing Vendor. The Pricing Vendor will consider spot and forward market prices and various other relevant factors in determining the fair values. Such valuations are provided by a pricing service approved by the Board.

●

OTHER—Investments in open-end registered investment companies (“RICs”) that do not trade on an exchange and in other investment companies that have a readily determinable fair value are valued at the end of day NAV per share. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security.

Fixed-income securities are valued according to prices as furnished by an independent pricing service or broker/dealer quotes. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value.

●

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures pursuant to the valuation procedures approved by the Board.

(e)	FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Master Fund does not segregate the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations reported in the accompanying Statement of Operations and Statement of Changes in Partners’ Capital.

(f)	DERIVATIVE INSTRUMENTS

All open derivative positions at period-end, if any, are presented in the Master Fund’s Schedules of Investments. The Investment Funds may have directly engaged in derivative transactions during the period. The following is a description of the derivative instruments the Master Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

●

OPTIONS CONTRACTS—The Master Fund may invest in options contracts to speculate on the price movements of a financial instrument or for use as an economic hedge against certain positions held in the Master Fund’s portfolio. Options contracts purchased give the Master Fund the right, but not

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

the obligation, to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. Options contracts written obligate the Master Fund to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. When the Master Fund writes an options contract, an amount equal to the premium received by the Master Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option contract written.

●

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Master Fund may enter into forward foreign currency exchange contracts in connection with its investment objective in order to gain more or less exposure to foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Master Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Master Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Master Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

●

FUTURES CONTRACTS—The Master Fund may invest in futures contracts as part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Master Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Master Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) from futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

●	SWAP AGREEMENTS—The Master Fund may invest in swap agreements, primarily credit default and total return swap agreements, as a part of its hedging strategy to manage credit and market risks.

A credit default swap agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receipt of a net amount equal to the par value of the defaulted reference entity less its recovery value. The Master Fund is usually a net seller of credit default swap agreements.

The Master Fund as a seller of a credit default swap agreement would have the right to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Master Fund would receive from the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

occurred. If no default or other credit event occurs, the Master Fund would keep the stream of payments and would have no further obligations to the counterparty. As a seller, the Master Fund is subject to investment exposure on the notional amount of the swap agreement.

A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other, at periodic settlement dates, resulting in a single amount that is either due to or from each party.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Master Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Master Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Master Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

The following is a summary of the fair value of derivative instruments held directly by the Master Fund as of December 31, 2017, and where such derivatives are recorded:

	Assets	Liabilities
	Unrealized Gain on Swap Agreements	Unrealized Loss on Swap Agreements
Credit Risk Exposure:
Swap Agreements	$—	$1,633,224
Premiums paid on open Swap Agreements	$—	$67,455
Total	$—	$1,700,679

Equity Risk Exposure:
Swap Agreements	$—	$2,674

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017:

	Net Realized Gain (Loss) from Swap Agreements	Change in Unrealized Appreciation/ Depreciation from Swap Agreements
Credit Risk Exposure:
Swap Agreements	$—	$(1,515,018)

Equity Risk Exposure:
Swap Agreements	$109,551	$(108,985)

As described above, the Master Fund utilized derivative instruments to achieve its investment objective during the year ended December 31, 2017. The Master Fund may enter into International Swap and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar agreements with its derivative contract counterparties whereby the Master Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Under the ISDA Master Agreements in place at December 31, 2017, the Master Fund is subject to master netting agreements that allow for amounts owed between the Master Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to or from different counterparties. The Master Fund’s Statement of Assets, Liabilities and Partners' Capital presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts to present below. The following is a summary of gross amounts of the derivative instruments, amounts related to derivative instruments/cash collateral not offset in the Statement of Assets, Liabilities and Partners' Capital and net amounts:

Swap Agreements	Counterparty	Gross Amount of Recognized Assets/(Liabilities)	Gross Amount Available for Offset	Net Amounts of Assets/(Liabilities)	Financial Instruments Pledged	Cash Collateral Received/(Pledged)	Net Amount
Unrealized Loss on Swap Agreements - Liability	Societe Generale	$(2,674)	$—	$(2,674)	$—	$(2,674)	$—
Unrealized Loss on Swap Agreements - Liability	Goldman Sachs	$(1,700,679)	$—	$(1,700,679)	$—	$(1,700,679)	$—

The following is a summary of the average monthly notional value of swap agreements in the Master Fund for the year ended December 31, 2017, as well as the notional value of swap agreements outstanding as of December 31, 2017:

	Average Monthly Notional Value	Notional Value Outstanding at December 31, 2017
Credit Default Swap Agreements	€50,000,000	€50,000,000
Total Return Swap Agreements	$10,542,747	$10,717,803

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

(g)	CFTC REGULATION

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for RICs that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

Previously, in November 2012, the CFTC issued relief for fund of fund operators, including advisers to RIC’s, that may otherwise be required to register with the CFTC as commodity pool operators but do not have access to information from the investment funds in which they are invested in order to determine whether such registration is required. This relief delayed the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds. In December 2012, the Master Fund filed as required with the CFTC in order to claim this no-action relief, which was effective upon receipt of the filing. Although the CFTC now has adopted harmonization rules applicable to investment companies that are deemed to be commodity pools, the CFTC has not yet issued guidance on how funds of funds are to determine whether they are deemed to be commodity pools. As of December 31, 2017, the Master Fund is not considered a commodity pool and continues to rely on the fund of fund no-action relief.

(h)	INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(i)	FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; compliance fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of partners; directors fees; all costs with respect to communications to partners; transfer taxes; offshore withholding taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

(j)	INCOME TAXES

The Master Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Master Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. For U.S. offshore withholding tax, the Master Fund may serve as withholding agent for its offshore feeder funds.

For the current open tax years, and for all major jurisdictions, management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

For the current open tax years, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes and four years for state income tax purposes) are subject to examination by federal and state tax jurisdictions.

(k)	USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(3)	FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed in the fair value hierarchy below:

●

Level 1—unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2—investments with other significant observable inputs

●	Level 3—investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Master Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Master Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Master Fund personnel, which include members from the Master Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Master Fund’s Level 3 investments. The valuations are supported by methodologies employed by the Investment Funds’ market data, industry accepted third party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

The following is a summary categorization of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments as of December 31, 2017 and assets valued at NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the financial statements:

	LEVEL 1		LEVEL 2		LEVEL 3		INVESTMENTS VALUED AT NAV AS A PRACTICAL EXPEDIENT	TOTAL
	Investments	Other Financial Instruments^	Investments	Other Financial Instruments^	Investments	Other Financial Instruments^	Investments	Investments	Other Financial Instruments^
Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Energy	$—	$—	$—	$—	$—	$—	$34,087,851	$34,087,851	$—
Event-Driven	—	—	—	—	—	—	9,845,003	9,845,003	—
Global Macro and Trading	—	—	—	—	—	—	22,169,948	22,169,948	—
Private Equity	—	—	—	—	—	—	130,589,264	130,589,264	—
Real Estate	—	—	—	—	—	—	15,073,970	15,073,970	—
Relative Value	—	—	—	—	—	—	60,317,074	60,317,074	—
Passive Foreign Investment Companies
Private Equity	—	—	—	—	—	—	78,169	78,169	—
Relative Value	—	—	—	—	—	—	413,189	413,189	—
Private Corporations
Real Estate	—	—	—	—	—	—	6,402	6,402	—
Investment Securities
Common Stocks
Financials	916,074	—	—	—	—	—	—	916,074	—
Preferred Stocks
Food Technology	—	—	—	—	392,339	—	—	392,339	—
Professional Services	—	—	—	—	420,364	—	—	420,364	—
Convertible Note Purchase Agreement
Food Technology	—	—	—	—	100,000	—	—	100,000	—
Derivative Instruments
Swap Agreements	—	—	—	(1,703,353)	—	—	—	—	(1,703,353)
Total	$916,074	$—	$—	$(1,703,353)	$912,703	$—	$272,580,870	$274,409,647	$(1,703,353)

^

Other financial instruments include any derivative instruments not reflected in the Schedule of Investments as investments, such as swap agreements. These financial instruments are generally recorded in the financial statements at the unrealized gain or loss on the financial instrument.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period. As of December 31, 2017, there were no significant Level 3 investments held in the Master Fund.

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Fund as of the valuation date.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. Other than Investment Funds that are self-liquidating, such as Private Equity and some Energy, Natural Resources and Real Estate Funds, the Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually, after a notice period, usually for a period of up to two years from the date of the initial investment or an additional investment. A listing of the investments held by the Master Fund and their attributes as of December 31, 2017, that qualify for this valuation approach is shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Energy (a)	Private investments in securities issued by companies in the energy and natural resources sectors.	$34,088	$8,158	Up to 10 years	N/A	N/A	Up to 15 years
Event-Driven(b)	Strategies designed to profit from changes in the prices of securities of companies facing a major corporate event.	9,845	N/A	N/A	Quarterly	45-90	Up to 5 years; up to 2.5% early withdrawal fee; possible 25% investor level gate; illiquid side pocket capital
Global Macro and Trading(c)	Investments across global markets and security types seeking to profit from macroeconomic opportunities. Strategies can be discretionary or systematic. Includes commodity trading advisors.	22,170	N/A	N/A	Quarterly	30-90	Up to 5 years; up to 6% early redemption fee; possible hard lock within first 12 months; illiquid side pocket capital
Private Equity(d)	Investments in nonpublic companies.	130,667	24,241	Up to 10 years	N/A	N/A	Up to 10 years
Real Estate(e)	Investments in REITs, private partnerships, and various real estate related mortgage securities.	15,080	4,900	Up to 10 years	N/A	N/A	Up to 10 years
Relative Value(f)	Strategies seeking to profit from inefficiencies existing within capital structures, within markets, and across markets.	60,730	N/A	N/A	Quarterly	30-120	Up to 5 years; up to 7% early redemption fee; possible 5% fund level gate; illiquid side pocket capital
		$272,580	$37,299

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

*

The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

(a)

This category includes Investment Funds that invest primarily in privately issued securities by companies in the energy and natural resources sectors and private investments in energy-related assets or companies. The Investment Funds include private funds and private partnerships with private investments in their portfolios.

(b)

This category includes Investment Funds that invest primarily in the following securities: common stock, preferred stock, and many types of debt. Events include mergers, acquisitions, restructurings, spin-offs, and litigation.

(c)

This category includes Investment Funds that invest in global markets and across all security types including equities, fixed income, derivatives, commodities, currencies, futures, and exchange-traded funds. Investment Funds in this category are typically private funds and may include global macro funds, and commodity trading advisors.

(d)

This category includes private equity funds that invest primarily in non-publicly traded companies in need of capital. These Investment Funds may vary widely as to sector, size, stage, duration, and liquidity. Certain of these Investment Funds may also focus on the secondary market, buying interests in existing private equity funds, often at a discount.

(e)

This category includes Investment Funds that invest in registered investment companies or managers that invest in real estate trusts (commonly known as “REITs”) and private partnerships that make investments in income producing properties, raw land held for development or appreciation, and various types of mortgage loans and common or preferred stock whose operations involve real estate.

(f)

This category includes Investment Funds with low net exposure to most financial markets. Underlying strategies include Equity Market Neutral or Statistical Arbitrage, Capital Structure Arbitrage, Convertible Arbitrage, Volatility Arbitrage, and Credit Arbitrage.

The following is a summary of the fair value as percentage of partners’ capital, and liquidity provisions for Investment Funds constituting greater than 5% of the Master Fund’s partners’ capital as of December 31, 2017:

Limited Partnerships, Exempted Partnerships and Limited Liability Companies	Fair Value as % of Partners’ Capital	Investment Strategy	Does the Underlying Portfolio Fund Employ Debt Financing?	Redemption Frequency	Redemption Restrictions and Terms
Millennium USA LP	10.85%

Millennium USA, LP invests a substantial portion of its capital in Millennium Partners, L.P. (“MLP”) as a limited partner. The MLP is engaged in the business of trading equities, fixed income products, options, futures and other financial instruments.

			Yes	Quarterly	Subject to a 25% investor level gate; 12 month soft lock with 4% early redemption fee.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

(4)	PARTNERS’ CAPITAL ACCOUNTS

(a)	ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Master Fund will issue new Interests. The Interests have not been registered under the Securities Act, or the securities laws of any state. The Master Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s limited partnership agreement. The Master Fund reserves the right to reject any applications for subscription of Interests.

(b)	ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Master Fund are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Master Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

(c)	REPURCHASE OF INTERESTS

A partner will not be eligible to have the Master Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. Periodically, the Adviser recommends to the Board that the Master Fund offer to repurchase Interests during the year, pursuant to written tenders by partners.

The Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must accept the Master Fund’s offer to repurchase their Interests and the date they can expect to receive payment for their Interests from the Master Fund.

(5)	INVESTMENTS IN PORTFOLIO SECURITIES

(a)	INVESTMENT ACTIVITY

As of December 31, 2017 the Master Fund held investments in Investment Funds and securities. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners or advisers in the form of management fees. In addition, many Investment Funds also provide for performance incentive fees/allocations of an Investment Fund’s net profits. These management fees and incentive fees are in addition to the management fees charged by the Master Fund.

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $33,252,158 and $64,809,903 respectively.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

The cost of the Master Fund’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099 or PFIC statements, or a combination thereof.

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end, and as a result, the Master Fund is unable to calculate the year end tax cost of its investments until such time. The Master Fund’s book cost of investments and securities as of December 31, 2017, was $264,272,961 resulting in accumulated net unrealized appreciation of $10,136,686 consisting of $60,218,353 in gross unrealized appreciation and $50,081,667 in gross unrealized depreciation. As of December 31, 2017, the Master Fund's gross notional amount for total return swap agreements was $10,717,803 resulting in accumulated net and gross unrealized depreciation of $2,674. As of December 31, 2017, the Master Fund's total premiums paid for credit default swap agreements was $67,455 resulting in accumulated net and gross unrealized depreciation of $1,633,224.

(b)	AFFILIATED INVESTMENT FUNDS

As of December 31, 2017, the Master Fund’s investments in certain Investment Funds were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the Investment Funds’ total net assets. The activity resulting from investments in these Investment Funds, including interest and dividend income as well as realized gains and losses, is identified in the Statement of Operations as transactions with affiliated investments. A listing of these affiliated Investment Funds (including activity during the year ended December 31, 2017) is shown below:

Investment Funds	Shares 12/31/2016	Shares 12/31/2017	Fair Value 12/31/2016	Cost of Purchases	Proceeds from Sales*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation / Depreciation	Fair Value 12/31/2017	Interest/ Dividend Income
CIFC SSC Loan Fund, L.P.			16,004,531		(5,000,000)	—	467,450	11,471,981	—
Harbinger Capital Partners Fund I, L.P.			3,375,696	—	—	—	30,062	3,405,758	—
Highland Credit Strategies Liquidation Vehicle Onshore			40,507		(79,302)	79,302	(35,780)	4,727
Middle East North Africa Opportunities Fund, L.P.	728	728	56,170	—	—	—	(4,400)	51,770	—
Napier Park IG Muni First Loss Fund, LP			3,250,000	—	(216,572)	—	212,507	3,245,935	—
ORBIS Real Estate Fund I			2,116,097	9,749	(9,749)	—	(186,448)	1,929,649	—
PIPE Equity Partners, LLC			670,812	—	—	—	(670,812)	—	—
PIPE Select Fund, LLC			2,478,296	—	(123,183)	—	(2,355,113)	—	—
Prophet Opportunity Partners LP			—	6,000,000	—	—	360,423	6,360,423	—
			$27,992,109	$6,009,749	$(5,428,806)	$79,302	$(2,182,111)	$26,470,243	$—

* Sales include return of capital

(6)	FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

of its investment in such Investment Funds. In addition, by investing directly in derivative instruments, the Master Fund is subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund may be negatively impacted if the other party defaults or fails to perform its obligations under such agreement.

(7)	ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Administrator a monthly administration fee based on the month-end partners’ capital. The Master Fund is charged, on an annual basis, 6 basis points on partners’ capital of up to $2 billion, 5 basis points on partners’ capital between the amounts of $2 billion and $5 billion, 2 basis points on partners’ capital between the amounts of $5 billion and $15 billion, and 1.25 basis points for amounts over $15 billion. The administration fee is payable monthly in arrears. The Administrator also provides compliance, transfer agency, and other investor related services at an additional cost. The total administration fee incurred for the year ended December 31, 2017, was $217,492.

(8)	RELATED PARTY TRANSACTIONS

(a)	INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, the Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”), equal to 1.00% on an annualized basis of the Master Fund’s partners’ capital calculated based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears. The Investment Management Fee decreases the net profits or increases the net losses of the Master Fund that are credited to or debited against the capital accounts of its partners. For the year ended December 31, 2017, $2,802,364 was incurred for Investment Management Fees.

(b)	PLACEMENT AGENTS

The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents. As of December 31, 2017, the two largest non-affiliated sub-placement agents service approximately 46.89% of the feeder funds assets which are invested in the Master Fund. To the extent that substantial numbers of investors have a relationship with a particular sub-placement agent, such sub-placement agent may have the ability to influence investor behavior, which may affect the Master Fund.

(9)	FUND BORROWING

As a fundamental policy, the Master Fund may borrow up to, but not more than, 25% of the partners’ capital of the Master Fund (at the time such borrowings were made and after taking into account the investment and/or deployment of such proceeds) for the purpose of making investments, funding redemptions and for other working capital and general Master Fund purposes. For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” Investment Funds in which the Master Fund invests. Investment Funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by Investment Funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such Investment Funds, other than for some Investment Funds in which the Master Fund has made a capital commitment, for which the risk of loss is limited to the Master Fund’s total capital commitment. For some Investment Funds in which the Master Fund has made a capital commitment that

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

will be funded over a period of time, such as private equity, private energy and real estate funds, the Master Fund, in certain instances, may commit to fund more than its initial capital commitment. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the partners, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

The Master Fund entered into a line of credit agreement (the “Credit Agreement”) with Credit Suisse AG on October 29, 2014. The terms of the Credit Agreement provide a $60,000,000 secured revolving credit facility.

Borrowings under the Credit Agreement are secured by all of the Master Fund’s investments, cash and cash equivalents. The Credit Agreement provides for a commitment fee of 1.50% per annum on unused capacity above a certain threshold plus interest accruing on any borrowed amounts at the three month London Interbank Offered Rate (LIBOR) plus 2.24% per annum as defined in the Credit Agreement. The average principal balance and weighted average interest rate for the year ended December 31, 2017, was approximately $40,027,397 and 3.48% respectively. At December 31, 2017, the principal balance outstanding was $42,000,000 at an interest rate of 3.72%. The Credit Agreement expires on October 29, 2018.

(10)	FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net investment loss to average partners’ capital(1)	(1.72)%	(0.59)%	(0.30)%	(1.79)%	(0.74)%
Expenses to average partners’ capital(1),(2)	2.60%	1.73%	1.67%	2.68%	1.37%
Portfolio turnover	11.07%	16.94%	12.52%	16.96%	16.95%
Total return(3)	5.49%	(0.73)%	2.94%	6.43%	4.67%
Partners’ capital, end of period (000s)	$268,608	$285,009	$315,003	$319,160	$2,064,041

An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

(1)	Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the year.
(2)

Expense ratios do not include expenses of acquired funds that are paid indirectly by the Master Fund as a result of its ownership in the underlying funds. Expenses include U.S. offshore withholding tax, which is only allocable to investors investing through the offshore feeder funds.

(3)	Calculated as geometrically linked monthly returns for each month in the period.

(11) NEW ACCOUNTING PRONOUNCEMENTS

In November 2016, FASB issued Accounting Standards Update “Restricted Cash” which will require entities to include the total cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. At this time, management is evaluating the impact, if any, of this guidance on the Fund's presentation in the Statement of Cash Flows.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2017

(12)	SUBSEQUENT EVENTS

Based on the partners’ capital of the Master Fund, the Adviser recommended to the Board that a tender offer to repurchase interests in an amount of up to $6,654,000 be made for the quarter ending March 31, 2018 to those partners who elect to tender their Interests prior to the expiration of the tender offer period. The Board approved such recommendation and partners in the Master Fund were notified of a tender offer with an February 28, 2018 expiration date (“Expiration Date”). In response to the number of partners electing to tender their Interests as of the Expiration Date, which amounted to approximately $85,376,576 million in gross redemptions, the Adviser, in its discretion, will pro-rate the amount elected to be tendered in accordance with the Master Fund’s repurchase procedures. The final amount that is accepted by the Master Fund will appear in the next report to partners.

Management of the Master Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2017.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information
December 31, 2017
(Unaudited)

Directors and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Directors

The Salient Private Access Master Fund, L.P., the Salient Private Access Registered Fund, L.P., the Salient Private Access Institutional Fund, L.P, and the Salient Private Access TEI Fund, L.P., together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $10,000 paid quarterly, an annual Board meeting fee of $3,000, a fee of $1,000 per informal Board meeting, a fee of $500 per telephonic Board meeting, annual fees of $625, $833 and $625 for membership on the Audit, Compliance and Valuation Committees, respectively paid quarterly, annual fees of $3,000, $3,000 and $5,000 for the Audit, Compliance and Valuation Committee chair positions, respectively paid quarterly, and an annual fee of $5,000 to the lead Independent Director, paid quarterly. There are currently six Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Interested Directors

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John A. Blaisdell[1] Year of birth: 1960	Director, Principal Executive Officer (Since 2004)	Managing Director of Salient (since 2002).	Salient Private Access Funds (four funds); The Endowment PMF Funds (three funds)

Salient Alternative Strategies Funds (investment companies) (two funds) (2010 to 2016); Salient MF Trust (investment company) (four funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2012).

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2017
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Andrew Linbeck[1] Year of birth: 1964	Director (Since 2004)	Managing Director of Salient (since 2002).	Salient Private Access Funds (four funds); The Endowment PMF Funds (three funds)	Salient Alternative Strategies Funds (investment companies) (two funds) (2010 to 2012); Salient Midstream & MLP Fund (investment company) (since 2012).

1

This person’s status as an “interested” director arises from his affiliation with Salient Partners, L.P., which itself is an affiliate of the Salient Private Access Master Fund, L.P., Salient Private Access Registered Fund, L.P., Salient Private Access Institutional Fund, L.P., Salient Private Access TEI Fund, L.P., and the Adviser.

Independent Directors

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Karin B. Bonding, CFA Year of birth: 1939	Director (Since 2010)	Lecturer, University of Virginia (1996 to 2015); President of Capital Markets Institute, Inc. (retired) (fee-only financial planner and investment advisor) (1996 to 2016).	Salient Private Access Funds (four funds)

Salient Alternative Strategies Funds (investment companies) (two funds) (2010 to 2016); Salient MF Trust (investment company) (four funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2012); Brandes Investment Trust (investment companies) (four funds) (2006 to 2012); Credit Suisse Alternative Capital Funds (investment companies) (six funds) (2005 to 2010).

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2017
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan P. Carroll Year of birth: 1961	Director (Since 2004)	President, Lazarus Financial LLC (investment company) (since 2006); President and CEO of Blue Dolphin Energy Company (since 2012); private investor (since 1988).	Salient Private Access Funds (four funds); The Endowment PMF Funds (three funds)

Salient Alternative Strategies Funds (investment companies) (two funds) (2010 to 2016); Salient MF Trust (investment company) (four funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2012); LRR Energy, L.P. (energy company) (since 2014). Blue Dolphin Energy Company (BDCO) (energy company), (since 2014).

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2017
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Dr. Bernard A. Harris, Jr. Year of birth: 1956	Director (Since 2009)

Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing) (since 2002); President of The Space Agency (marketing) (since 1999); President of The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA, (1986 to 1996).

Salient Private Access Funds (four funds)

Salient Alternative Strategies Funds (investment companies) (two funds) (2010 to 2016); Salient MF Trust (investment company) (four funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2012); Babson funds (three) (since 2011); Greater Houston Community Foundation (2004 to 2009); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative, and Space Agency (since 2008); Communities in Schools (since 2007); American Telemedicine Association (since 2007); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (since 2004); Houston Angel Network (since 2004); The Harris Foundation, Inc. (since 1998).

Richard C. Johnson Year of birth: 1937	Director (Since 2004)	Former Senior Partner (retired) Baker Botts LLP (law firm) ; Managing Partner, Baker Botts (1998 to 2002); practiced law at Baker Botts (1966 to 2002) (1972 to 2002 as a partner).	Salient Private Access Funds (four funds); The Endowment PMF Funds (three funds)

Salient Alternative Strategies Funds (investment companies) (two funds) (2010-2016); Salient MF Trust (investment company) (four funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2012).

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2017
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
G. Edward Powell Year of birth: 1936	Director (Since 2004)	Principal of Mills & Stowell (private equity) (2002 to 2010); Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994).	Salient Private Access Funds (four funds); The Endowment PMF Funds (three funds)

Salient Alternative Strategies Funds (investment companies) (two funds) (2010-2016); Salient MF Trust (investment company) (four funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2012); Energy Services International, Inc. (since 2004); Therapy Track, LLC (since 2009); Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc. (2004 to 2013).

Scott E. Schwinger Year of birth: 1965	Director (Since 2004)	President, The McNair Group (management) (since 2006); Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	Salient Private Access Funds (four funds); The Endowment PMF Funds (three funds)

Salient Alternative Strategies Funds (investment companies) (two funds) (2010-2016); Salient MF Trust (investment company) (four funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2012); The Make-A-Wish Foundation, (since 2008).

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2017
(Unaudited)

Officers of the Fund Who Are Not Directors

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Barbara H. Tolle Year of birth: 1949	Treasurer (Since 2017)

Treasurer and Principal Financial Officer, Salient MF Trust (since 2017); Treasurer and Principal Financial Officer, Salient Midstream and MLP Fund (since 2017); Treasurer and Principal Financial Officer, Forward Funds (since 2006); Treasurer, The Endowment PMF Funds (three funds) (since 2017); Vice President, Director of Fund Accounting and Operations, Forward Management, LLC (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).

Jeremy Radcliffe Year of birth: 1974	Secretary (Since 2013)	Managing Director of Salient (since 2002).
John E. Price Year of birth: 1967	Interim Principal Financial Officer (Since 2017)

Managing Director, Chief Financial Officer and Treasurer, Salient Capital Advisors, LLC (since 2011); Partner, Salient Partners, L.P. (since 2003); Chief Financial Officer and Treasurer, Salient Partners, L.P. (since 2005); Chief Financial Officer and Treasurer, Salient Trust Co., LTA (since 2005); Chief Financial Officer and Treasurer, Forward Management, LLC (since 2015); Chief Financial Officer and Treasurer, Salient Advisors, L.P. (since 2006); Chief Financial Officer and Treasurer, Endowment Advisers, L.P. (since 2004); Interim Principal Financial Officer, The Endowment PMF Funds (three funds) (since 2017).

Kristen Bayazitoglu Year of birth: 1981	Vice President (Since 2017)

Chief Operating Officer of Asset Management, Salient Partners, L.P. (since 2017); Vice President, The Endowment PMF Funds (three funds) (since 2017); Vice President of Operations, Salient Partners, L.P. (March 2012 to June 2017).

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2017
(Unaudited)

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Year of birth: 1973	Chief Compliance Officer (“CCO”) (Since 2010)	Chief Compliance Officer and Secretary, Forward Securities (since 2016); Chief Compliance Officer, Forward Management (since 2015); CCO, Salient (since 2010).
Stephen Leonhardt Year of birth: 1959	Vice President (Since 2017)

Vice President of Salient (since 2017); Vice President, The Endowment PMF Funds (three funds) (since 2017); Controller of Stifel Financial Corp. (2015 to 2017), self-employed (2013 to 2015), Vice President of Charles Schwab Investment Management (2009 to 2013).

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2017.

Asset Class(1)	Fair Value	%
Energy	$34,087,851	12.42
Event-Driven	9,845,003	3.59
Financials	916,074	0.33
Food Technology	492,339	0.18
Global Macro and Trading	22,169,948	8.08
Private Equity	130,667,433	47.62
Professional Services	420,364	0.15
Real Estate	15,080,372	5.50
Relative Value	60,730,263	22.13
Total Investments	$274,409,647	100.00

(1)	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Fund.

Board Consideration of the Investment Management Agreement

At an in-person meeting of the Board held on October 18, 2017, the Board, including the Directors who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Directors”), considered and approved the continuation of the Investment Management Agreement between the Institutional Fund and the Adviser (the “Advisory Agreement”). In preparation for review of the Advisory Agreement, the Board requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. The Independent Directors also met in-person in executive session to review and discuss aspects of these materials. At the request of the Independent Directors, the Adviser made presentations regarding the materials and responded to questions from the Independent Directors relating to, among other things, portfolio

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2017
(Unaudited)

management, the Institutional Fund’s investment programs, Institutional Fund’s and Adviser’s compliance programs, Adviser staffing and management changes, Institutional Fund performance including benchmarks and comparisons to other funds, Institutional Fund fee levels, other portfolios (including fees) managed by the Adviser and its affiliates and the Adviser’s profitability (including revenue of the Adviser across all of its funds). The Board, including the Independent Directors, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Directors were assisted at all times by independent counsel.

Following the Board’s review, the Independent Directors met in executive session, and reported that they had had concluded that the Advisory Agreement enables the Fund’s partners to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted renewal of the advisory fees. It also was noted that the Board’s decision to renew the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services provided. With respect to the Advisory Agreement, the Board considered: Adviser management’s continuing focus to increase Fund performance within the scope of the Funds’ investment mandate, the background and experience of key investment personnel; the Adviser’s focus on analysis of complex asset categories and their investment relationships; the Adviser’s continued disciplined investment approach, including continued new private equity and similar private fund investments, and commitment to investment principles; the Adviser’s investment in and commitment to personnel; the Adviser’s significant compliance and tax reporting efforts, and oversight of operations; and, the Adviser’s oversight of and interaction with service providers.

The Board concluded that the nature, extent and quality of the management and advisory service provided were appropriate and thus supported a decision to renew the Advisory Agreement. The Board also concluded that the Adviser would be able to provide during the coming year quality investment management and related services, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape and investor needs.

The investment performance of the Funds. The Board evaluated the comparative information provided by the Adviser regarding the Fund’s investment performance, and information on the performance of other registered investment funds and various indices, including the relevance of various indices, and also the Adviser’s private feeder funds. The Board also considered the various performance reports received throughout the year. The Board concluded that the Adviser was able to implement its strategies in the context of variable conditions in numerous markets, a strong directional market to which the Fund does not seek broad exposure, and low volatility for the Funds. On the basis of the Directors’ assessment, the Directors concluded that the Adviser was capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies.

The cost of advisory service provided and the level of profitability. In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues earned and expenses incurred by the Adviser. The Board took into account the continued investment by and cost to the Adviser in personnel and service infrastructure to support the Fund and its investors. On the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory and related services, the unique nature of the Fund’s investment program, the Adviser’s financial information, and the costs associated with managing the Fund, the Board concluded that the level of investment management fees and the profitability of the Adviser is appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the profitability of the relationship between the Fund and the Adviser.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2017
(Unaudited)

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. While noting that the management fees will not decrease as the level of Fund assets increase, the Board concluded that the management fees reflect the Fund’s complex operations, the current economic environment for the Adviser, including its continued support and monitoring of the Fund, changes in investment decision-making that were implemented, the competitive nature of the investment company market as relevant to the Fund, and the relatively unchanged size of the Fund following the implementation of the 2014 investor choice plan that resulted in dividing of the Fund’s portfolio. The Board noted that it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser, in the future.

Benefits (such as soft dollars) to the Adviser from its relationship with the Fund. The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its partners. In this regard, the Board noted that the Adviser does not realize “soft dollar” benefits from its relationship with the Fund.

Other considerations. The Board determined that the Adviser has made a continuing and substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of investor service, and maintained the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its partners. The Directors also concluded that the Adviser continues to make a significant entrepreneurial commitment to the management and success of the Fund.

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s private placement memorandum (the “PPM”) includes additional information about Directors of the Master Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Privacy Policy (Unaudited)

The Master Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Master Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Master Fund’s service providers, including the Master Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Master Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

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Investment Adviser
Endowment Advisers, L.P.

Administrator and Transfer Agent
UMB Fund Services, Inc.

Custodian
Citibank, N.A.

Independent Registered Public Accounting Firm
KPMG LLP

Legal Counsel
K&L Gates LLP

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is G. Edward Powell, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$13,900	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Exhibit 12(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The Adviser’s Investment Committee Members

As of the date of the filing, the Investment Committee is responsible for the day-to-day management of the Fund’s portfolio. Salient Private Access Master Fund, L.P. (the “Master Fund”), Salient Private Access Institutional Fund, L.P. (the “Institutional Fund”), Salient Private Access Registered Fund, L.P. (the “Registered Fund”), and Salient Private Access TEI Fund, L.P. (the “TEI Fund”) are registered investment companies (collectively, the “Fund Complex” and each individually the “Fund”). The members of the Investment Committee (each an “Investment Committee Member”) are: Messrs. William B. Hunt and William R. Guinn.

Mr. Hunt has served as an Investment Committee Member since 2014 and as Chief Risk Officer of Salient since 2014. He previously held positions as a Senior Analyst and Portfolio Manager of Iridian Asset Management (from 1996-2011) and Professor at Southern Methodist University (from 1991-2000). Mr. Guinn has served as an Investment Committee Member since 2014 and Director of Salient since 2013. Previously, he held the position of Director of Strategic Partnerships and Opportunistic Investments at the Teacher Retirement System of Texas (2009-2013). Each member of the Investment Committee reviews asset allocation recommendations made by the Adviser’s representatives, manager due diligence and recommendations and, by a majority vote of the Investment Committee, determines asset allocation and manager selection.

The Adviser and certain other entities controlled by the Principals manage investment programs which are similar to that of the Fund, and the Adviser and/or the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Funds.

Other Accounts Managed by the Investment Adviser

Certain Investment Committee Members, who are primarily responsible for the day-to-day management of the Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2017: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by the Investment Committee Member and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts Subject to a Performance Fee	Total Assets of Other Accounts Subject to a Performance Fee
William B. Hunt
Registered investment companies (1)	26	$4.39 billion	0	$—
Other pooled investment companies (1)	25	$1.46 billion	4	$198.93 million
Other accounts	1	$48.41 million	0	$—
William R. Guinn
Registered investment companies (1)	26	$4.39 billion	0	$—
Other pooled investment companies (1)	25	$1.46 billion	4	$198.93 million
Other accounts	1	$48.41 million	0	$—

(1)	For registered investment companies and pooled investment vehicles managed, the number of vehicles reported for master-feeder structures includes both the master fund and feeder funds while the corresponding total assets reported reflect the assets of the master fund only.

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of a Fund. Because of their positions with the Fund, the Investment Committee Members know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Investment Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Investment Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Investment Committee Members

Hunt and Guinn, as partners of Salient, indirectly own equity interests in the Adviser as well as in the general partner of another fund who is compensated directly on performance (based on an incentive allocation) and the size of the fund’s asset base. In addition, Messrs. Hunt and Guinn receive compensation based on objective and subjective performance assessments of their work, which may take into account the size of the Master Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon, as well as other funds managed by Salient affiliates for which they have significant involvement.

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the interests of each Fund beneficially owned as of December 31, 2017 by each Investment Committee Member.

Investment Committee Member	Master Fund	Registered Fund	Institutional Fund	TEI Fund
William B. Hunt	None	None	None	None
William R. Guinn	None	None	None	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Salient Private Access TEI Fund, L.P.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	March 9, 2018

By (Signature and Title)	/s/ John E. Price
John E. Price
Interim Principal Financial Officer

Date:	March 9, 2018